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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we consent to the incorporation by reference of our reports, included in this Form 8-K, into previously filed Registration Statement File Nos. 33-87326, 333-00226, and 33-81876.

                                           /s/ ARTHUR ANDERSEN & CO.
                                           ------------------------------------
                                               ARTHUR ANDERSEN & CO.

Amsterdam, The Netherlands
December 22, 1997